                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 10, 1998




                            BAKER HUGHES INCORPORATED
             (Exact name of registrant as specified in its charter)





          Delaware                    1-9397                 76-0207995
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)




      3900 Essex Lane, Suite 1200
           Houston, Texas                            77027
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code: (713) 439-8600

Item 2. Acquisition or Disposition of Assets.

On August 10, 1998, Baker Hughes Incorporated ("Baker Hughes") completed the acquisition of Western Atlas Inc. ("Western Atlas") pursuant to the Agreement and Plan of Merger dated as of May 10, 1998 among Baker Hughes, Baker Hughes Delaware I, Inc., a direct, wholly owned subsidiary of Baker Hughes ("Merger Sub"), and Western Atlas, as amended on July 22, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, Merger Sub was merged (the "Merger") with and into Western Atlas, with Western Atlas surviving as a subsidiary of Baker Hughes. As a result of the merger, each outstanding share of Western Atlas common stock, par value $1.00 per share ("Western Atlas Common Stock"), has been converted into the right to receive 2.7 shares of Baker Hughes common stock, par value $1.00 per share ("Baker Hughes Common Stock"). In the aggregate, Baker Hughes is issuing approximately 148.6 million shares of Baker Hughes Common Stock in exchange for the Western Atlas Common Stock. The exchange ratio of 2.7 resulted from the formula in the Merger Agreement that was determined by negotiations among Baker Hughes and Western Atlas. In addition, as part of the Merger, Baker Hughes is issuing up to 7.7 million shares of Baker Hughes
Common Stock in exchange for certain rights relating to Western Atlas employee stock options.

Western Atlas, the common stock of which was previously publicly traded, is a leading supplier of oilfield services and reservoir information technologies for the worldwide oil and gas industry. It specializes in land, marine and transition-zone seismic data acquisition and processing services; well-logging and completion services; and reservoir characterization and project management services. Baker Hughes currently intends to continue these business activities of Western Atlas. There were no material relationships between Baker Hughes and Western Atlas prior to the consummation of the merger.


Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following consolidated financial statements of Western Atlas and independent auditors' report set forth in the Western Atlas Annual Report on Form 10-K for the year ended December 31, 1997 are incorporated herein by reference:

    Independent Auditors' Report

    Consolidated Statements of Income for each of the three years in the period ended December 31, 1997

    Consolidated Balance Sheets as of December 31, 1997 and 1996.

    Consolidated Statements of Shareholders' Equity for each of the three years in the period ended December 31, 1997.

    Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 1997.

    Notes to Consolidated Financial Statements.

The following condensed consolidated financial statements of Western Atlas set forth in the Western Atlas Form 10-Q for the quarterly period ended March 31, 1998 are incorporated herein by reference:

    Condensed Consolidated Statements of Income for the three months ended March
         31, 1998 and 1997 (unaudited).

    Condensed Consolidated Balance Sheets as of March 31, 1998 and December 31,
         1997 (unaudited).

    Condensed Consolidated Statements of Cash Flows for the three months ended
         March 31, 1998 and 1997 (unaudited).

    Notes to Condensed Consolidated Financial Statements (unaudited).


(b) Pro Forma Financial Information.

The following pro forma financial information is filed herewith:

Unaudited pro forma financial statements of Baker Hughes giving effect to the merger with Western Atlas:

                                                               Page No.
                                                               --------
    1.  Unaudited Pro Forma Condensed Combined Financial
            Statements - Introduction                             F-1

    2.  Unaudited Pro Forma Condensed Combined Balance
            Sheet as of March 31, 1998                            F-2

    3.  Unaudited Pro Forma Condensed Combined Statement
            of Operations for the six months ended
            March 31, 1998                                        F-3

    4   Unaudited Pro Forma Condensed Combined Statement of
            Operations for each of the three years in the
            period ended December 31, 1997                        F-4

    5.  Notes to Unaudited Pro Forma Condensed Combined
            Financial Statements                                  F-7


(c) Exhibits.

     2.1 Agreement and Plan of Merger, dated as of May 10, 1998, among Baker Hughes Incorporated, Baker Hughes Delaware I, Inc. and Western Atlas Inc. (filed as exhibit 2.1 to Registration Statement of Baker Hughes Incorporated on Form S-4 (Registration No. 333-58241) and incorporated herein by reference)

     2.2 Amendment to Agreement and Plan of Merger, dated as of July 22, 1998, among Baker Hughes Incorporated, Baker Hughes Delaware I, Inc. and Western Atlas Inc.

    13.1 Portions of the Western Atlas 1997 Annual Report to Shareholders

    13.2 Portions of the Western Atlas Form 10-Q for the quarterly period ended March 31, 1998

    23   Consent of Deloitte & Touche LLP



                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Baker Hughes Incorporated


Date:  August 14, 1998                By:  /s/ Lawrence O'Donnell, III
                                         ----------------------------------
                                           Vice President & General Counsel

    UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - INTRODUCTION

     The following tables set forth certain unaudited pro forma condensed combined financial information for Baker Hughes giving effect to the Merger with Western Atlas accounted for as a pooling of interests.

     The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheets of Baker Hughes and Western Atlas as of March 31, 1998. The fiscal year ends of Baker Hughes and Western Atlas are September 30 and December 31, respectively. The unaudited pro forma condensed combined statements of operations for each of the three years in the period ended September 30, 1997 were prepared using the historical statements of operations of Baker Hughes for the years ended September 30, 1997, 1996 and 1995 and of Western Atlas for the years ended December 31, 1997, 1996 and 1995. The unaudited pro forma condensed combined statement of operations for the six months ended March 31, 1998 was prepared using the historical statements of operations of Baker Hughes and Western Atlas for such period. As such, the results of operations for Western Atlas for the three months ended December 31, 1997 are included in both the unaudited pro forma condensed combined statement of operations for the six months ended March 31, 1998 and the unaudited pro forma condensed combined statement of operations for the year ended September 30, 1997. Western Atlas had revenues, income from continuing operations and diluted income from continuing operations per share for the three months ended December 31, 1997 of $439.5 million, $31.8 million and $0.57, respectively.

     The unaudited pro forma condensed combined financial information was included for comparative purposes only and does not purport to be indicative of the results of operations or financial position that actually would have been obtained if the Merger had been effected at the dates indicated or of the financial position or results of operations that may be obtained in the future.

                           BAKER HUGHES INCORPORATED

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 1998
                                 (IN MILLIONS)

                                                      HISTORICAL                PRO FORMA
                                                  -------------------   -------------------------
                                                   BAKER     WESTERN
                                                   HUGHES     ATLAS     ADJUSTMENTS      COMBINED
                                                  --------   --------   -----------      --------
Current assets:
  Cash and cash equivalents.....................  $    9.3   $   16.5                    $   25.8
  Accounts receivable, net......................   1,105.7      450.0                     1,555.7
  Inventories...................................   1,197.2       39.4                     1,236.6
  Other current assets..........................     141.6       83.5                       225.1
                                                  --------   --------                    --------
          Total current assets..................   2,453.8      589.4                     3,043.2
  Property, net.................................   1,129.6      967.7                     2,097.3
  Multiclient seismic data and other assets.....     312.5      510.1                       822.6
  Goodwill and intangible assets................   1,237.7      327.5                     1,565.2
                                                  --------   --------                    --------
          Total Assets..........................  $5,133.6   $2,394.7                    $7,528.3
                                                  ========   ========                    ========
Current liabilities:
  Notes payable and current portion of long-term
     debt.......................................  $  219.9   $   49.8                    $  269.7
  Accounts payable and accrued liabilities......     664.4      330.9                       995.3
  Payroll and related expenses..................     183.3       72.1                       255.4
                                                  --------   --------                    --------
          Total current liabilities.............   1,067.6      452.8                     1,520.4
                                                  --------   --------                    --------
  Long-term debt................................     961.8      701.3                     1,663.1
                                                  --------   --------                    --------
  Deferred income taxes.........................     249.0                $  3.0(A)         252.0
                                                  --------                               --------
  Deferred revenue and other long-term
     liabilities................................     163.5      316.2       (3.0)(A)        476.7
                                                  --------   --------                    --------
Stockholders' equity:
  Common stock..................................     169.7       54.8       93.2(B)         317.7(B)
  Capital in excess of par value................   2,246.3      689.0      (93.2)(B)      2,842.1(B)
  Retained earnings.............................     403.4      184.1                       587.5
  Foreign currency translation adjustment.......    (159.7)                                (159.7)
  Unrealized gain on securities available for
     sale.......................................      32.0                                   32.0
  Pension liability adjustments.................                 (3.5)                       (3.5)
                                                  --------   --------                    --------
          Total Stockholders' Equity............   2,691.7      924.4                     3,616.1
                                                  --------   --------                    --------
          Total Liabilities and Stockholders'
            Equity..............................  $5,133.6   $2,394.7                    $7,528.3
                                                  ========   ========                    ========

    (The accompanying notes are an integral part of the Unaudited Pro Forma
                   Condensed Combined Financial Statements.)

                           BAKER HUGHES INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1998
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                     HISTORICAL                 PRO FORMA
                                                --------------------    --------------------------
                                                 BAKER       WESTERN
                                                 HUGHES       ATLAS     ADJUSTMENTS       COMBINED
                                                --------     -------    -----------       --------
Revenues:
  Sales.......................................  $1,565.4                                  $1,565.4
  Services and rentals........................     725.4     $930.2                        1,655.6
                                                --------     ------                       --------
          Total...............................   2,290.8      930.2                        3,221.0
                                                --------     ------                       --------
Costs and Expenses:
  Cost of sales...............................     969.5                                     969.5
  Cost of services and rentals................     406.5      555.1       $205.5(A)(B)     1,167.1
  Research and technology.....................                 28.3        (28.3)(A)
  Selling, general and administrative.........     616.0       34.6           .8(B)          651.4
  Amortization of goodwill and other
     intangibles..............................      20.6                     6.4(B)           27.0
  Depreciation, depletion and amortization....                184.4       (184.4)(B)
                                                --------     ------                       --------
          Total...............................   2,012.6      802.4                        2,815.0
                                                --------     ------                       --------
Operating income..............................     278.2      127.8                          406.0
Interest income...............................       1.8        1.0                            2.8
Interest expense..............................     (32.1)     (23.4)                         (55.5)
                                                --------     ------                       --------
Income from continuing operations before
  income taxes................................     247.9      105.4                          353.3
Income taxes..................................     (89.2)     (40.0)                        (129.2)
                                                --------     ------                       --------
Income from continuing operations.............  $  158.7     $ 65.4                       $  224.1
                                                ========     ======                       ========
Income from continuing operations per share:
     Basic....................................  $    .94                                  $    .71
     Diluted..................................       .91                                       .69
Shares used in computing per share amounts:
     Basic....................................     169.4                   146.8             316.2
     Diluted..................................     178.0                   151.0             329.0

    (The accompanying notes are an integral part of the Unaudited Pro Forma
                   Condensed Combined Financial Statements.)

                           BAKER HUGHES INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                    HISTORICAL                 PRO FORMA
                                                -------------------   ----------------------------
                                                 BAKER     WESTERN
                                                 HUGHES     ATLAS     ADJUSTMENTS         COMBINED
                                                --------   --------   -----------         --------
Revenues:
  Sales.......................................  $2,466.7                                  $2,466.7
  Services and rentals........................   1,218.7   $1,658.2                        2,876.9
                                                --------   --------                       --------
          Total...............................   3,685.4    1,658.2                        5,343.6
                                                --------   --------                       --------
Costs and Expenses:
  Cost of sales...............................   1,573.3                                   1,573.3
  Cost of services and rentals................     682.9      962.7     $ 412.7(A)(B)      2,058.3
  Research and technology.....................                 59.2       (59.2)(A)
  Selling, general and administrative.........     966.9       66.8         2.4(B)         1,036.1
  Amortization of goodwill and other
     intangibles..............................      32.3                   13.0(B)            45.3
  Depreciation, depletion and amortization....                368.9      (368.9)(B)
  Unusual charge..............................      52.1                                      52.1
  Acquired in-process research and
     development..............................     118.0                                     118.0
                                                --------   --------                       --------
          Total...............................   3,425.5    1,457.6                        4,883.1
                                                --------   --------                       --------
Operating income..............................     259.9      200.6                          460.5
Interest income...............................       1.8        1.8                            3.6
Interest expense..............................     (48.6)     (42.8)                         (91.4)
Spin-off related costs........................                 (8.4)                          (8.4)
                                                --------   --------                       --------
Income from continuing operations before
  income taxes and accounting change..........     213.1      151.2                          364.3
Income taxes..................................    (104.0)     (59.4)                        (163.4)
                                                --------   --------                       --------
Income from continuing operations before
  accounting change...........................  $  109.1   $   91.8                       $  200.9
                                                ========   ========                       ========
Income from continuing operations before
     accounting change per share:
     Basic....................................  $    .71                                  $    .67
     Diluted..................................       .71                                       .66
Shares used in computing per share amounts:
     Basic....................................     153.1                  146.6              299.7
     Diluted..................................     154.7                  150.1              304.8

    (The accompanying notes are an integral part of the Unaudited Pro Forma
                   Condensed Combined Financial Statements.)

                           BAKER HUGHES INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1996
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                    HISTORICAL                 PRO FORMA
                                                -------------------   ----------------------------
                                                 BAKER     WESTERN
                                                 HUGHES     ATLAS     ADJUSTMENTS         COMBINED
                                                --------   --------   -----------         --------
Revenues:
  Sales.......................................  $2,046.8                                  $2,046.8
  Services and rentals........................     980.9   $1,418.1                        2,399.0
                                                --------   --------                       --------
          Total...............................   3,027.7    1,418.1                        4,445.8
                                                --------   --------                       --------
Costs and Expenses:
  Cost of sales...............................   1,278.1                                   1,278.1
  Cost of services and rentals................     559.5      834.7     $ 350.5(A)(B)      1,744.7
  Research and technology.....................                 54.8       (54.8)(A)
  Selling, general and administrative.........     814.2       72.0         3.0(B)           889.2
  Amortization of goodwill and other
     intangibles..............................      29.6                   10.5(B)            40.1
  Depreciation, depletion and amortization....                309.2      (309.2)(B)
  Unusual charge..............................      39.6                                      39.6
                                                --------   --------                       --------
          Total...............................   2,721.0    1,270.7                        3,991.7
                                                --------   --------                       --------
Operating income..............................     306.7      147.4                          454.1
Interest income...............................       3.4        1.5                            4.9
Interest expense..............................     (55.5)     (32.4)                         (87.9)
Gain on Varco Stock...........................      44.3                                      44.3
                                                --------   --------                       --------
Income from continuing operations before
  income taxes................................     298.9      116.5                          415.4
Income taxes..................................    (122.5)     (46.6)                        (169.1)
                                                --------   --------                       --------
Income from continuing operations.............  $  176.4   $   69.9                       $  246.3
                                                ========   ========                       ========
Income from continuing operations per share:
     Basic....................................  $   1.23                                  $    .86
     Diluted..................................      1.21                                       .85
Shares used in computing per share amounts:
     Basic....................................     143.3                  144.5              287.8
     Diluted..................................     151.3                  146.6              297.9

    (The accompanying notes are an integral part of the Unaudited Pro Forma
                   Condensed Combined Financial Statements.)

                           BAKER HUGHES INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1995
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                   HISTORICAL                 PRO FORMA
                                               -------------------   ----------------------------
                                                BAKER     WESTERN
                                                HUGHES     ATLAS     ADJUSTMENTS         COMBINED
                                               --------   --------   -----------         --------
Revenues:
  Sales......................................  $1,805.1                                  $1,805.1
  Services and rentals.......................     832.4   $1,282.9                        2,115.3
                                               --------   --------                       --------
          Total..............................   2,637.5    1,282.9                        3,920.4
                                               --------   --------                       --------
Costs and Expenses:
  Cost of sales..............................   1,133.6                                   1,133.6
  Cost of services and rentals...............     475.1      742.9     $ 320.8(A)(B)      1,538.8
  Research and technology....................                 59.8       (59.8)(A)
  Selling, general and administrative........     743.0       71.7         3.5(B)           818.2
  Amortization of goodwill and other
     intangibles.............................      29.9                    9.1(B)            39.0
  Depreciation, depletion and amortization...                273.6      (273.6)(B)
                                               --------   --------                       --------
          Total..............................   2,381.6    1,148.0                        3,529.6
                                               --------   --------                       --------
Operating income.............................     255.9      134.9                          390.8
Interest income..............................       4.8        1.8                            6.6
Interest expense.............................     (55.6)     (33.5)                         (89.1)
                                               --------   --------                       --------
Income from continuing operations before
  income taxes and accounting change.........     205.1      103.2                          308.3
Income taxes.................................     (85.1)     (41.8)                        (126.9)
                                               --------   --------                       --------
Income from continuing operations before
  accounting change..........................  $  120.0   $   61.4                       $  181.4
                                               ========   ========                       ========
Income from continuing operations before
     accounting change per share:
     Basic...................................  $    .67                                  $    .55
     Diluted.................................       .67                                       .54
Shares used in computing per share amounts:
     Basic...................................     141.2                  143.4              284.6
     Diluted.................................     141.4                  145.3              286.7

    (The accompanying notes are an integral part of the Unaudited Pro Forma
                   Condensed Combined Financial Statements.)

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the conversion of each outstanding share of Western Atlas Common Stock into 2.7 shares of Baker Hughes Common Stock at the date and for the periods presented and reflects the following reclassifications to give pro forma effect to the
Merger:

     (A) To reclassify deferred income taxes from deferred revenue and other long-term liabilities.

     (B) To reflect the assumed issuance of 148.0 million shares of Baker Hughes Common Stock at an exchange ratio of 2.7.

     The Unaudited Pro Forma Condensed Combined Statements of Operations were prepared to reflect the following reclassifications to give pro forma effect to the Merger:

     (A) To reclassify research and technology expense to cost of services and rentals.

     (B) To reclassify depreciation, depletion and amortization to the Baker Hughes presentation.

     In computing Baker Hughes and pro forma combined diluted per share amounts, the following after tax interest expense amounts related to the Baker Hughes Liquid Yield Option Notes ("LYONS") are added to income: 1998 -- $3.4 million and 1996 -- $6.0 million. (The LYONS are anti-dilutive in 1997 and 1995). Additionally, preferred stock dividends (including the effect of preferred stock repurchase) of $25.6 million are deducted in 1995 in computing Baker Hughes and pro forma combined per share amounts available to common stockholders.

     It is anticipated that nonrecurring charges in the amount of approximately $100 million will be expensed in connection with the Merger. Such expenses are not reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations.

     The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to indicate what would have occurred had Baker Hughes and Western Atlas been merged at the beginning of the periods presented, or what results may be in the future.

                               INDEX TO EXHIBITS

  Exhibit
    No.                           Description
  -------                         -----------

    2.1 Agreement and Plan of Merger, dated as of May 10, 1998, among Baker Hughes Incorporated, Baker Hughes Delaware I, Inc. and Western Atlas Inc. (filed as exhibit 2.1 to Registration Statement of Baker Hughes Incorporated on Form S-4 (Registration No. 333-58241) and incorporated herein by reference)

    2.2 Amendment to Agreement and Plan of Merger, dated as of July 22, 1998, among Baker Hughes Incorporated, Baker Hughes Delaware I, Inc. and Western Atlas Inc.

   13.1  Portions of the Western Atlas 1997 Annual Report to Shareholders

   13.2 Portions of the Western Atlas Form 10-Q for the quarterly period ended March 31, 1998

    23   Consent of Deloitte & Touche LLP